SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2004

Tesoro Petroleum Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-3473 (Commission File Number)	95-0862768 (IRS Employer Identification No.)

300 Concord Plaza Drive San Antonio, Texas (Address of principal executive offices)	78216-6999 (Zip Code)

(210) 828-8484
(Registrant’s telephone number,
including area code)

Not Applicable
(Former name or former address, if
changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders.
Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Index to Exhibits
Amendment to the Third Amended and Restated Credit Agreement
Affirmation of Loan Documents
Press Release

Item 3.03 Material Modification to Rights of Security Holders.

     On September 29, 2004 Tesoro Petroleum Corporation (the “Company”), amended its Third Amended and Restated Credit Agreement (the “Credit Agreement”) primarily to (i) increase its capacity by $100 million to $750 million, (ii) modify the amount of Restricted Payments (as defined in the Credit Agreement) and subordinated debt repayments permitted under the Credit Agreement and (iii) reduce the applicable margins on revolver borrowings. The Credit Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

     On September 30, 2004 the Company issued a press release (the “Press Release”) announcing that it had prepaid $100 million of its $197.5 million principal balance of the Senior Secured Term Loans plus a 3% prepayment premium. The Company will record a pretax charge in the 2004 third quarter totaling approximately $5 million related to the prepayment. The Press Release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

10.1	Amendment No. 1 to the Third Amended and Restated Credit Agreement, dated as of September 29, 2004 among the Company, Bank One N.A. (the administrative agent) and a syndicate of banks, financial institutions and other entities.

10.2	Affirmation of Loan Documents dated as of September 29, 2004, by and between the Company, certain of its subsidiary parties thereto and Bank One N.A. as administrative agent.

99.1	Press Release issued on September 30, 2004 by Tesoro Petroleum Corporation.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2004

TESORO PETROLEUM CORPORATION

By:	/s/ G. SCOTT SPENDLOVE
G. Scott Spendlove
Vice President, Finance and Treasurer

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Index to Exhibits

Exhibit Number	Description
10.1	Amendment No. 1 to the Third Amended and Restated Credit Agreement, dated as of September 29, 2004 among the Company, Bank One N.A. (the administrative agent) and a syndicate of banks, financial institutions and other entities.

10.2	Affirmation of Loan Documents dated as of September 29, 2004, by and between the Company, certain of its subsidiary parties thereto and Bank One N.A. as administrative agent.

99.1	Press Release issued on September 30, 2004 by Tesoro Petroleum Corporation.

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